EL PASO CORPORATION
Operating Statistics
First Quarter 2008
Table of Contents

Page

Consolidated Statements of Income	2

Consolidated Operating Results
Consolidated Net Income	3
Segment Information	4

Business Segment Results

Pipelines
Earnings Before Interest Expense and Income Taxes	5
Throughput	6

Exploration and Production
Earnings Before Interest Expense and Income Taxes	7
Average Daily Volumes, Realized Prices and Costs Per Unit	8

Marketing
Earnings Before Interest Expense and Income Taxes	9
Operating Data	10

Power
Earnings Before Interest Expense and Income Taxes	11

Corporate and other
Earnings Before Interest Expense and Income Taxes	12

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per common share amounts)
(UNAUDITED)

	Three Months Ended
	March 31,
	2008	2007
Operating revenues	$1,269	$1,022
Operating expenses
Cost of products and services	56	55
Operation and maintenance	271	301
Depreciation, depletion and amortization	313	271
Taxes, other than income taxes	79	60

	719	687

Operating income	550	335
Earnings from unconsolidated affiliates	37	37
Loss on debt extinguishment	-	(201)
Other income, net	22	46
Minority Interest	(9)	(1)

	50	(119)

Earnings before interest expense, income taxes, and other charges	600	216
Interest and debt expense	(233)	(283)

Income (loss) before income taxes	367	(67)

Income taxes	148	(19)

Income (loss) from continuing operations	219	(48)

Discontinued operations, net of income taxes	-	677

Net income	219	629
Preferred stock dividends	19	9

Net income available to common stockholders	$200	$620

Earnings (losses) per common share
Basic
Income (loss) from continuing operations	$0.29	$(0.08)
Discontinued operations, net of income taxes	-	0.97

Net income per common share	$0.29	$0.89

Diluted
Income (loss) from continuing operations	$0.29	$(0.08)
Discontinued operations, net of income taxes	-	0.97
Net income per common share

	$0.29	$0.89

Weighted average common shares outstanding
Basic	697	694

Diluted	701	694

Dividends declared per common share	$0.08	$0.04

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2008	2007
(In millions, except per common share amounts)	First	First	Second	Third	Fourth

Operating revenues	$1,269	$1,022	$1,198	$1,166	$1,262

Operating expenses
Cost of products and services	56	55	60	55	75
Operation and maintenance	271	301	329	348	355
Depreciation, depletion and amortization	313	271	286	293	326
Taxes, other than income taxes	79	60	72	53	64

Total operating expenses	719	687	747	749	820

Operating income	550	335	451	417	442

Earnings from unconsolidated affiliates	37	37	44	(6)	26
Loss on debt extinguishment	-	(201)	(86)	-	(4)
Other income, net	22	46	60	73	24
Minority Interest	(9)	(1)	1	(1)	(5)

Earnings before interest expense, income taxes and other charges	600	216	470	483	483

Interest and debt expense	(233)	(283)	(231)	(228)	(252)

Income (loss) before income taxes	367	(67)	239	255	231

Income taxes	148	(19)	70	100	71

Income (loss) from continuing operations	219	(48)	169	155	160

Discontinued operations, net of income taxes	-	677	(3)	-	-

Consolidated net income	219	629	166	155	160

Preferred stock dividends	19	9	10	9	9

Net income available to common stockholders	$200	$620	$156	$146	$151

Basic earnings per common share	$0.29	$0.89	$0.23	$0.21	$0.22

Diluted earnings per common share	$0.29	$0.89	$0.22	$0.20	$0.21

Basic average common shares outstanding	697	694	696	696	697

Diluted average common shares outstanding	701	694	757	759	759

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2008	2007
(In millions)	First	First	Second	Third	Fourth

Operating revenues
Pipelines	$720	$644	$614	$586	$650
Exploration and Production	603	505	575	575	645
Marketing	(57)	(135)	(16)	(9)	(59)
Power	-	-	-	-	-
Corporate and other, including eliminations (1)	3	8	25	14	26

Consolidated total	$1,269	$1,022	$1,198	$1,166	$1,262

Depreciation, depletion and amortization
Pipelines	$99	$94	$91	$94	$94
Exploration and Production	212	170	189	194	227
Marketing	-	1	1	-	1
Power	-	-	-	1	-
Corporate and other (1)	2	6	5	4	4

Consolidated total	$313	$271	$286	$293	$326

Operating income (loss)
Pipelines	$357	$324	$276	$234	$277
Exploration and Production	226	177	229	228	252
Marketing	(60)	(136)	(20)	(13)	(65)
Power	(8)	(5)	(9)	(9)	(3)
Corporate and other (1)	35	(25)	(25)	(23)	(19)

Consolidated total	$550	$335	$451	$417	$442

Earnings (losses) before interest expense and income taxes (EBIT)
Pipelines	$381	$364	$318	$275	$308
Exploration and Production	242	179	235	232	263
Marketing	(60)	(135)	5	(8)	(64)
Power	(2)	18	16	(67)	(4)
Corporate and other (1)	39	(210)	(104)	51	(20)

Consolidated total	$600	$216	$470	$483	$483

(1)	Includes our corporate businesses, telecommunications business and residual assets and liabilities of previously sold or discontinued businesses.

Refer to page 12 for details.

PIPELINES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2008	2007
(In millions)	First	First	Second	Third	Fourth

Operating revenues	$720	$644	$614	$586	$650

Operating expenses
Operation and maintenance	195	161	181	199	212
Cost of products and services	29	31	26	23	34
Depreciation, depletion and amortization	99	94	91	94	94
Taxes, other than income taxes	40	34	40	36	33

Total operating expenses	363	320	338	352	373

Operating income	357	324	276	234	277

Equity earnings and other income, net	24	40	42	41	31

Earnings before interest expense and income taxes (EBIT)	$381	$364	$318	$275	$308

Discontinued Operations - ANR (1)
Operating revenues	$-	$101	$-	$-	$-
Operating expenses and other income	-	(957)	5	-	-

EBIT	$-	$1,058	$(5)	$-	$-

(1)	In December 2006, we agreed to sell our ANR pipeline Company, our Michigan storage assets and our 50-percent interest in Great Lakes Gas Transmission to TransCanada Corporation and its affiliates. We closed the transaction in February 2007 and recorded a gain of $1,007 million.

In the second quarter of 2007, we reduced the gain by $5 million.

PIPELINES
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2008	2007
	First	First	Second	Third	Fourth

Tennessee Gas Pipeline	5,743	5,084	4,447	4,770	5,224
El Paso Natural Gas (1)	4,125	4,226	4,088	4,262	4,286
Colorado Interstate Gas (2)	5,133	4,762	4,779	4,957	5,124
Southern Natural Gas	2,624	2,339	2,120	2,537	2,381
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50

Total	17,675	16,461	15,484	16,576	17,065

Equity Investments (Ownership Percentage)
Citrus (50%)	949	887	979	1,224	1,020
Samalayuca & Gloria a Dios (50%)	222	217	223	237	237
San Fernando (50%)	475	475	475	475	475

Total	1,646	1,579	1,677	1,936	1,732

Total throughput	19,321	18,040	17,161	18,512	18,797

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

EXPLORATION AND CORPORATION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2008	2007
(In millions)	First	First	Second	Third	Fourth

Operating revenues
Natural gas	$468	$408	$459	$431	$466
Oil, condensate and natural gas liquids (NGL)	159	88	111	129	166
Changes in fair value of derivative contracts (1)	(35)	3	(5)	6	3
Other	11	6	10	9	10

Total operating revenues	603	505	575	575	645

Operating expenses
Depreciation, depletion and amortization	212	170	189	194	227
Production costs	91	86	84	79	95
Cost of products and services	24	24	19	25	24
General and administrative expenses	47	46	49	46	44
Other	3	2	5	3	3

Total operating expenses	377	328	346	347	393

Operating income	226	177	229	228	252

Equity earnings and other income, net	16	2	6	4	11

Earnings before interest expense and income taxes (EBIT)	$242	$179	$235	$232	$263

(1)	Represents derivatives not designated as accounting hedges

EXPLORATION AND PRODUCTION
AVERAGE DAILY VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2008	2007
	First	First	Second	Third	Fourth

Natural Gas Sales Volumes (MMcf/d)
Onshore Central	232	205	217	215	241
Onshore Western	114	116	107	107	118
Texas Gulf Coast	190	162	171	170	209
Gulf of Mexico and South Louisiana	134	134	150	156	129
International	9	13	12	12	11

Total Natural Gas Sales Volumes	679	630	657	660	708

Oil, Condensate and NGL Sales Volumes (MBbls/d)
Onshore Central	1	1	1	1	2
Onshore Western	6	6	6	5	6
Texas Gulf Coast	8	4	5	6	7
Gulf of Mexico and South Louisiana	7	8	8	8	8
International	-	1	1	1	-

Total Oil, Condensate and NGL Sales Volumes	22	20	21	21	23

Equivalent Sales Volumes (MMcfe/d)
Onshore Central	241	213	224	222	252
Onshore Western	149	150	144	140	153
Texas Gulf Coast	236	189	202	205	254
Gulf of Mexico and South Louisiana	173	182	202	206	175
International	12	16	14	14	13

Total Equivalent Sales Volumes	811	750	786	787	847

Unconsolidated Affiliate Volumes (Four Star Investment)
Natural Gas (MMcf/d)	56	54	53	45	60
Oil, Condensate and NGL (MBbls/d)	3	3	3	3	3
Total Equivalent Sales Volumes (MMcfe/d)	75	70	71	61	77

Weighted Average Realized Prices
Natural gas including hedges ($/Mcf)	$7.57	$7.19	$7.67	$7.12	$7.16
Natural gas excluding hedges ($/Mcf)	$7.72	$6.46	$7.17	$5.92	$6.57
Oil, condensate and NGL including hedges ($/Bbl)	$79.74	$49.32	$56.87	$66.26	$77.47
Oil, condensate and NGL excluding hedges ($/Bbl)	$83.06	$50.07	$57.50	$66.82	$77.93

Transportation costs
Natural gas ($/Mcf)	$0.28	$0.31	$0.24	$0.29	$0.24
Oil, condensate and NGL ($/Bbl)	$0.71	$0.76	$0.68	$0.84	$0.96

Cash operating costs ($/Mcfe)
Average lease operating costs	$0.82	$0.95	$0.85	$0.83	$0.89
Average production taxes	0.42	0.32	0.33	0.26	0.33

Total production costs	1.24	1.27	1.18	1.09	1.22
Average general and administrative expenses	0.64	0.69	0.68	0.64	0.57
Average taxes, other than production and income taxes	0.04	0.03	0.06	0.04	0.04

Total cash operating costs	$1.92	$1.99	$1.92	$1.77	$1.83

Depreciation, depletion and amortization ($/Mcfe)	$2.87	$2.52	$2.64	$2.69	$2.91

MARKETING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2008	2007
(In millions)	First	First	Second	Third	Fourth

Operating revenues	$(57)	$(135)	$(16)	$(9)	$(59)

Operating expenses
Operation and maintenance	2	-	3	4	4
Depreciation, depletion and amortization	-	1	1	-	1
Taxes, other than income taxes	1	-	-	-	1

Total operating expenses	3	1	4	4	6

Operating loss	(60)	(136)	(20)	(13)	(65)

Other income, net	-	1	25	5	1

Earnings before interest expense and income taxes (EBIT)	$(60)	$(135)	$5	$(8)	$(64)

MARKETING
OPERATING DATA

	2008	2007
($ in millions)	First	First	Second	Third	Fourth

Price Risk Management Statistics
Forward Trading Book	$(884)	$(917)	$(894)	$(865)	$(875)

Average VAR (1)	$1	$5	$2	$2	$1

Physical Gas Delivery (BBtu/d)	1,080	1,098	1,176	1,209	1,071
Physical Power Sales (MMWh)	1,167	1,312	1,315	1,261	1,297
Financial Settlements (BBtue/d)	1,420	1,812	2,560	2,137	2,002

Analysis of Price Risk Management Activities and Forward Book

Trading Portfolio Value at Risk (VAR) (1)
One Day VAR-95% Confidence Level at 03/31/2008		2
Average VAR-95% Confidence Level during 2008		1
High VAR-95% Confidence Level during 2008		2
Low VAR-95% Confidence Level during 2008		1

		March 31, 2008

Risk Management Assets and Liabilities		Forward	Return of Cash	Total Cash
Mark to Market Value and Cash Liquidation		Trading Book	Collateral (2)	Expectations

2008		$(161)	$-	$(161)
2009		(205)	39	(166)
2010		(136)	-	(136)
2011		(118)	-	(118)
2012		(109)	-	(109)
Remainder		(155)	-	(155)

Total		$(884)	$39	$(845)

(1)	VAR was calculated using the historical simulation methodology at a 95% confidence level and includes all MtM based trading contracts except for those trading contracts that relate to our E&P segment’s forecasted sales volumes.

(2)	Return of cash collateral includes margin posted against our production related option contracts.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2008	2007
(In millions)	First	First	Second	Third	Fourth

Gross margin and other revenue	$(2)	$(1)	$(2)	$(2)	$(2)

Operating expenses
Operation and maintenance	5	4	7	5	1
Depreciation, depletion and amortization	-	-	-	1	-
Taxes, other than income taxes	1	-	-	1	-

Total operating expenses	6	4	7	7	1

Operating loss	(8)	(5)	(9)	(9)	(3)

Equity earnings and other income, net	6	23	25	(58)	(1)

Earnings before interest expense and income taxes (EBIT)	$(2)	$18	$16	$(67)	$(4)

CORPORATE AND OTHER (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2008	2007
(In millions)	First	First	Second	Third	Fourth

Gross margin and other revenue	$2	$9	$12	$9	$11

Operating expenses
Operation and maintenance	(39)	26	28	34	25
Depreciation, depletion and amortization	2	6	5	4	4
Taxes, other than income taxes	4	2	4	(6)	1

Total operating expenses	(33)	34	37	32	30

Operating Income (loss)	35	(25)	(25)	(23)	(19)

Loss on debt extinguishment	-	(201)	(86)	-	(4)
Equity earnings and other income, net	4	16	7	74	3

Earnings before interest expense and income taxes (EBIT)	$39	$(210)	$(104)	$51	$(20)

EBIT by Business Unit:
Telecom	$19	$4	$1	$-	$-
Corporate	20	(214)	(105)	51	(20)

Total EBIT	$39	$(210)	$(104)	$51	$(20)

(1)	Includes our corporate businesses, telecommunications business and residual assets and liabilities of previously sold or discontinued businesses.